SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934



                        Date of Report: February 14, 1997



                        BPI PACKAGING TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                         1-10648                04-2997486
----------------------------            -----------           ----------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)            Identification
                                                                   Number)



 455 Somerset Avenue, North Dighton, Massachusetts                    02764
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                         (Zip Code)




                                 (508) 824-8636
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              (Registrant's Telephone Number, Including Area Code)






                                TABLE OF CONTENTS

                                    FORM 8-K

                                February 14, 1997



                                                                       Page
                                                                       ----


Item 9.    Sales of Equity Securities Pursuant to Regulation S           1
           ---------------------------------------------------

Item 7.    Exhibits                                                      1

Signature                                                                2



















                                       -i-






Item 9.    Sales of Equity Securities Pursuant to Regulation S.
           ----------------------------------------------------

         On February 14, 1997, BPI Packaging Technologies, Inc. ("BPI") pursuant to the mandatory redemption provisions of its Series C Redeemable Preferred Stock ("Series C Preferred Stock") redeemed the 18,337 shares of its Series C Preferred Stock owned by Beresford Box Company Limited ("Beresford-Canada") for $10.00 per share or an aggregate of $183,370.

         On February 14, 1997, Beresford-Canada purchased 92,308 shares of BPI's Common Stock, $.01 par value per share, for $1.625 per share or an aggregate of $150,000.50. Beresford-Canada is 100% owned by C. Jill Beresford, President of BPI.

         BPI relied on Regulation S promulgated under the Securities Act of 1933, as amended (the "Act") for the exemption from the registration provisions of the Act as Beresford-Canada is a Canadian corporation not specifically formed for the purpose of investing in securities not registered under the Act. Beresford-Canada has represented that it understands that the Common Stock acquired may not be sold or otherwise transferred absent registration under the Act or the availability of an exemption from the registration requirements of the Act, and the certificate evidencing the Common Stock bears a legend to that effect.

Item 7.   Exhibits.
          ---------

         The following exhibit is filed herewith:

         Exhibit
           No.                                      Title
           ---                                      -----

            10               Subscription Agreement by and between BPI Packaging
                             Technologies,   Inc.  and   Beresford  Box  Company
                             Limited.





                                       -1-





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BPI PACKAGING TECHNOLOGIES, INC.



Dated:  February 27, 1997                     By:/s/ Dennis N. Caulfield
                                                 -----------------------
                                                 Chief Executive Officer



                                       -2-




                                INDEX TO EXHIBITS
                                -----------------



Exhibit
   No.                                      Title
   ---                                      -----

  10              Subscription   Agreement   by  and   between   BPI   Packaging
                  Technologies, Inc. and Beresford Box Company Limited.